Press Release

                       Dialysis Corporation of America
                                   Reports
                         First Quarter 2008 Results

Linthicum, Maryland, Wednesday, May 7, 2008 - Dialysis Corporation of America (NASDAQ-DCAI) announced financial results for the first quarter of 2008. Revenues for the first quarter were $20,485,000 compared to $16,891,000 for the same period last year. Net income for the quarter was $449,000 or $.05 per share ($.05 diluted per share) compared to $383,000 or $.04 per share ($.04 diluted per share) for the same period last year.

Stephen Everett, President and Chief Executive Officer, commented, "We are pleased with the continued growth and financial performance of our company. We began the development of two new centers during the quarter, as well as opening two centers that were under development in 2007, and acquired one center in Georgia that we had previously been managing. We are also in negotiations pertaining to additional development opportunities in strategic locations, as well as potential acquisitions, all of which are in line with our expansion plans."

Financial results for the first quarter of 2008 include: (i) pre-tax costs associated with the opening of new centers of $176,000 for the first quarter of 2008 compared to $206,000 for the same period last year; (ii) non-cash stock compensation expense of $75,000 for the first quarter of 2008 compared to $114,000 for the same period last year.

Dialysis Corporation of America will be hosting a conference call in conjunction with its earnings release for the first quarter of 2008. The conference call will be held on Thursday, May 8, 2008 at 10:00 a.m. EDT. The call is accessible either by dialing 1-800-260-6066 (enter pass-code 7002477), or by simulcast on the internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=128467.
Participants may be asked to provide the title of the conference call, which
is "Dialysis Corporation of America 1st Quarter Earnings."   A replay of the
conference call will be available on the company's website, www.dialysiscorporation.com, for a period of thirty days following the conference call.

Dialysis Corporation of America currently owns 35 free-standing operating kidney hemodialysis centers in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina and Virginia providing patients with a full range of quality in-center and at-home dialysis services, as well as providing in-hospital services.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, maintaining continued growth and profitability, delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2007. The historical results contained in this press release are not necessarily indicative of future performance of the company.

The company's press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the SEC are available on Dialysis Corporation of America's internet home page: http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Stephen Everett, President and CEO of Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone No. (410) 694-0500.

               DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                  Three Months Ended March 31
                                                  --------------------------
                                                     2008           2007
                                                  -----------    -----------
Operating revenues:
  Sales:
   Medical services revenue                       $20,195,002    $16,596,907
   Product sales                                      290,086        231,060
          Total sales revenues                     20,485,088     16,827,967
  Other income                                            ---         62,560
                                                  -----------    -----------
                                                   20,485,088     16,890,527

Operating costs and expenses:
  Cost of sales revenues:
   Cost of medical services                        12,357,785     10,298,293
   Cost of product sales                              160,735        247,632
                                                  -----------    -----------
          Total cost of sales revenues             12,518,520     10,545,925
  Selling, general and administrative expenses:
    Corporate                                       2,388,544      1,648,523
    Facility                                        3,082,159      2,730,323
                                                  -----------    -----------
          Total                                     5,470,703      4,378,846
  Stock compensation expense                           74,601        113,970
  Depreciation and amortization                       662,572        635,736
  Provision for doubtful accounts                     430,030        356,097
                                                  -----------    -----------
                                                   19,156,426     16,030,574
                                                  -----------    -----------

Operating income                                    1,328,662        859,953

Other expense, net                                    (42,067)        (9,227)
                                                  -----------    -----------

Income before income taxes and minority interest    1,286,595        850,726

Income tax provision                                  379,738        345,772
                                                  -----------    -----------

Income before minority interest                       906,857        504,954

Minority interest in income of consolidated
  subsidiaries                                       (457,945)      (121,734)
                                                  -----------    -----------

          Net income                              $   448,912    $   383,220
                                                  ===========    ===========

Earnings per share:
  Basic                                               $.05           $.04
                                                      ====           ====
  Diluted                                             $.05           $.04
                                                      ====           ====

Weighted average shares outstanding:
  Basic                                           9,580,096      9,569,429
                                                  =========      =========
  Diluted                                         9,614,591      9,612,101
                                                  =========      ==========

                                    - more -

               DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                    March 31,    December 31,
                                                      2008           2007
                                                  -----------    -----------
Assets
Current assets:
  Cash and cash equivalents                       $ 3,334,134    $ 2,447,820
  Accounts receivable, net                         20,272,678     20,159,926
  Inventories, net                                  2,304,772      2,006,661
  Deferred income tax asset                           998,000        998,000
  Other current assets                              2,569,683      3,313,406
                                                  -----------    -----------
          Total current assets                     29,479,267     28,925,813
                                                  -----------    -----------

Property and equipment                             29,649,256     28,766,423
  Less accumulated depreciation and
    amortization                                   12,839,276     12,264,029
                                                  -----------    -----------
                                                   16,809,980     16,502,394
                                                  -----------    -----------

Goodwill                                           10,549,502      8,576,893
Other assets                                          847,452        841,092
                                                  -----------    -----------
          Total other assets                       11,396,954      9,417,985
                                                  -----------    -----------
                                                  $57,686,201    $54,846,192
                                                  ===========    ===========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued expenses           $ 9,499,759    $10,224,199
  Income taxes payable                                    ---         33,297
  Current portion of long-term debt                    66,000         56,000
  Acquisition liabilities                           1,296,814            ---
                                                  -----------    -----------
          Total current liabilities                10,862,573     10,313,496

Deferred income taxes                                 574,000        574,000
Long-term debt, less current portion                7,837,541      7,009,419
                                                  -----------    -----------
          Total liabilities                        19,274,114     17,896,915
                                                  -----------    -----------

Minority interest in subsidiaries                   5,810,080      4,942,797

Commitments and Contingencies

Stockholders' equity:
  Common stock                                         95,801         95,736
  Additional paid-in capital                       15,734,332     15,587,782
  Retained earnings                                16,771,874     16,322,962
                                                  -----------    -----------
          Total stockholders' equity               32,602,007     32,006,480
                                                  -----------    -----------
                                                  $57,686,201    $54,846,192

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

               DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                         SUPPLEMENTAL OPERATING DATA
                                 (Unaudited)

                                  Three Months Ended March 31,    Quarter-
                                  ----------------------------   to-Quarter
                                          2008       2007         Change %
                                          ----       ----        ----------
Operating data:
Treatments:
  Consolidated                           65,321     56,847          14.9%
  Managed                                   ---      2,690        (100.0)%
                                         ------     ------
Total treatments                         65,321     59,537         9.7%

Patient revenue per treatment            $309.17    $291.96        5.9%
Same center growth data:
  Same center treatment growth             5%         9%
  Same center revenue per treatment
     change                                9%         1%

  Same center patient revenue growth      15%        10%



                                     1st Quarter 4th Quarter
                                        2008        2007
                                        ----        ----
Key clinical metrics:
  Treatment adequacy (% of pts with
     Kt/V greater than 1.2)             96.3%       95.4%
  Anemia management (% of pts with
     Hgb greater than 11)               80.2%       78.7%
     Venous access (% of pts with AVF)  55.4%       53.0%

                                    - end -